Oppenheimer Global Fund

Oppenheimer Global Fund/VA

Supplement dated April 16, 2018 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information

This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of each of the above-referenced funds (each, a "Fund"), and is in addition to any other supplements.

Effective March 31, 2019, Rajeev Bhaman, CFA, will retire as portfolio manager and Vice President of the Funds. John Delano, CFA, currently co-portfolio manager of the Funds, will be the sole portfolio manager of each Fund.

You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of each Fund and retain it for future reference.

April 16, 2018	PS0000.191